Contingent liabilities	6 Months Ended
Dec. 31, 2024
Disclosure of contingent liabilities [abstract]
Contingent liabilities
Note 18. Contingent liabilities

NYDIG, who was the lender under limited recourse equipment financing loans to IE CA 3 Holdings Ltd. and IE CA 4 Holdings Ltd. (bankrupt entities for which PricewaterhouseCoopers is currently acting as trustee) (Non-Recourse SPVs), has brought claims against the Non-Recourse SPVs and IREN Limited. All claims except the oppression remedy, which had been dismissed by the Trial Court, were unsuccessful. On 27 June 2024, the oppression claim was remitted by the Court of Appeal to the Trial Court for consideration. The matter has not been listed in the Trial Court as at the date of these interim financial statements.